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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                   -----------

                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(b) OR (g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                ImproveNet, Inc.
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             (Exact name of registrant as specified in its charter)

              Delaware                                            77-0452868
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(State of incorporation or organization)                       (I.R.S. Employer
                                                             Identification No.)

720 Bay Road, Suite 200, Redwood City, CA                           94063
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(Address of principal executive offices)                          (Zip Code)

If this form relates to the registration of a class of securities pursuant to
Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), please check the following box. / /


If this form relates to the registration of a class of securities pursuant to
Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), please check the following box. /X/

Securities Act Registration Statement file number to which this form relates (if applicable): 333-92873

Securities to be registered pursuant to Section 12(b) of the Act:

         Title of Each Class to          Name of Each Exchange on Which
            be so Registered             Each Class is to be Registered
         ----------------------          ------------------------------

                  None                                 None
       --------------------------        ------------------------------



Securities to be registered pursuant to Section 12(g) of the Act:

                     Common Stock, $.001 par value per share
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                                (Title of class)


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ITEM 1.      DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

         A description of the Common Stock to be registered hereunder is contained in the section entitled "Description of Capital Stock," commencing at page 65 of the Prospectus included in the Registrant's Amendment No. 3 to Form S-1 Registration Statement, No. 333-92873, (the "Registration Statement") filed with the Securities and Exchange Commission (the "Commission") on February 16, 2000 and is incorporated herein by reference.

ITEM 2.      EXHIBITS.

         Exhibit
         Number       Description
         ------------------------

         3.2          Form of Fourth Amended and Restated Certificate of
                      Incorporation  of the Registrant. (1)

         3.4          Form of Amended and Restated Bylaws of the Registrant. (1)

         4.1          Specimen Certificate for Registrant's Common Stock. (1)

         -----------------------------
         (1) Filed as an exhibit to the Registration Statement and incorporated herein by reference.


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                                    SIGNATURE

         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized.

                                  ImproveNet, Inc.
                                  ----------------------------------------------
                                  (Registrant)




Date:                             By: /s/  RICHARD G. REECE
                                      ------------------------------------------
                                           Richard G. Reece
                                           Chief Financial Officer